UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2006 ev3 Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51348	32-0138874
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9600 54th Avenue North, Suite 100 Plymouth, Minnesota	55442
(Address of Principal Executive Offices)	(Zip Code)

(763) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

ev3 International, Inc., a wholly owned indirect subsidiary of ev3 Inc., entered into a five-year exclusive distribution arrangement with Medtronic International Trading Inc. — Japan Branch, a subsidiary of Medtronic, Inc., pursuant to which Medtronic will distribute all ev3 products in Japan beginning October 1, 2006.  ev3 believes the arrangement will allow ev3 to leverage Medtronic’s market presence and brand recognition in Japan to introduce ev3’s products to a wider group of customers.  As a result of this new arrangement, ev3 will cease its direct sales operations in Japan, but will continue to remain focused on securing the necessary regulatory approvals, which it will own, for introduction of additional new products into Japan.

In addition, ev3 Inc. entered into an amended licensing arrangement with Medtronic, Inc. which grants ev3 rights to certain additional Medtronic patents, primarily related to nitinol, not covered by the prior agreement.  Under the arrangement, ev3 has agreed to pay an upfront license fee and royalties to Medtronic on net sales from certain of ev3’s products.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.  By filing this Current Report on Form 8-K and furnishing this information, ev3 makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

When included in this Current Report on Form 8-K, the words “believes,” “will,” “continue,” “expects,” and analogous expressions are intended to identify forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied.  Such potential risks and uncertainties relate, but are not limited, to, in no particular order:  product demand and market acceptance; the impact of competitive products and pricing;  delays in regulatory approvals and the introduction of new products; and success of clinical testing.  More detailed information on these and additional factors which could affect ev3’s operating and financial results are described in ev3’s filings with the Securities and Exchange Commission, including its most recent quarterly report on Form 10-Q and annual report on Form 10-K.  ev3 urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the company faces.  Additionally, ev3 undertakes no obligation to publicly release the results of any revisions to these forward-looking statements, which may be made to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2006	ev3 Inc.

	By:	/s/ L. Cecily Hines
	Name:	L. Cecily Hines
	Title:	Vice President, Secretary and Chief Legal Officer